Earnings Presentation | Q4 2019

Safe Harbor Statement Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA, expected demand for our products and our ability to meet such demand, the expected growth rate and addressable opportunity of our end markets, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (2) fluctuations in our quarterly results of operations and other operating measures, (3) downturns in the markets we serve could materially adversely affect our revenues and profitability, (4) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (5) the competitiveness of the markets for our products, (6) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (7) the effect of current and potential tariffs and global trade policies on the cost of our products, (8) our manufacturing capacity and operations may not be appropriate for future levels of demand, (9) our reliance on a small number of customers for a significant portion of our revenues, (10) the risk that we may be unable to protect our proprietary technology and intellectual property rights, and (11) the impact on our sales and operations of public health crises in China, the United States or internationally, including the current COVID-19 outbreak. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Annual Report on Form 10- K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation also contains estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. 2

Well Positioned for Future Growth Market Growing market driven by improvement in laser technology Vertically integrated with leading technology focused on rest of Strategy world industrial and aerospace and defense markets Financials Track record of growth and strong operating leverage 3

Revenue | 2019 revenue decline of 7.7%; multi-year CAGR of +20% nLIGHT Revenue by End Market $ Millions CAGR 23% Revenue by Market 2019 vs. 2018 Change $200 $191 $177 37% Microfabrication $150 $139 32% -23% $101 44% $100 $87 Industrial 43% 47% 45% -7% $63 45% $50 41% 58% 32% 34% Aerospace/Defense 14% 24% 18% +24% 28% 22% 19% 15% $0 2014 2015 2016 2017 2018 2019 4

nLIGHT Addressable Opportunity | Growth from defense and industrial outside China Semiconductor and Fiber Laser Market $ Millions $4,000 Aerospace / Defense $3,500 • Future growth >20% / year • Driven by Directed Energy $3,000 $2,500 Industrial / Microfabrication • Future growth ~10% / year $2,000 • Driven by automation and new applications in $1,500 industrial outside of China and microfabrication $1,000 $500 $0 2015 2020 2025 Source: nLIGHT estimates, Optech, Strategies Unlimited 5

Microfabrication | Focused on semiconductor lasers for broad range of applications Key Applications • Consumer Electronics • Automotive • Medical Semiconductor Semiconductor Wafer Laser • Scientific 6

Semiconductor Lasers | Driving dramatic improvements over the past 20 years High-Power Semiconductor Laser Brilliance Brilliance Normalized (Watt / cm2 -sr) 20,000 18,000 16,000 14,000 12,000 10,000 >350W 8,000 6,000 4,000 2,000 <1W 0 1985 1990 1995 2000 2005 2010 2015 2020 Source: Management’s estimates based on publicly available industry data – power coupled into 105 um fiber 7

Industrial | Vertically integrated from semiconductor to fiber laser Key Applications • Metal Cutting • Welding • Additive Manufacturing Semiconductor SemiconductorSemiconductor Fiber Fiber Wafer LaserLaser Laser 8

Power | Sales shifting to higher power fiber lasers Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales 100% Low Power 17% 14% 90% 22% 19% 20% < 2kW 27% 34% 32% 80% 43% 51% 49% 70% 60% 59% 61% 58% 64% 39% Medium Power 2kW – 5kW 60% 48% 39% 51% 57% 50% 43% 44% 40% 49% 43% 30% 39% 45% 47% High Power 20% 40% 41% 40% 40% >6kW 36% 39% 35% 30% 24% 27% 24% 10% 17% 13% 14% 2% 4% 0% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 9

Differentiated Programmable Fiber Lasers Optimized beam profiles Applications • Cutting • Welding • Additive Manufacturing 10

Industrial | Growing sales outside China driven by Corona design wins Industrial End Market Revenue by Geography $ Millions Industrial Revenue $90 by Geography 2019 vs. 2018 Change $80 $70 $60 60% 52% China 19% Decline $50 $40 72% $30 $20 Rest of World 40% 48% 9% Growth $10 28% $0 2017 2018 2019 11

Aerospace and Defense | Vertically integrated from semiconductor to fiber lasers Key Applications Semiconductor SemiconductorSemiconductor Fiber Fiber • Directed Energy Wafer LaserLaser Amplifier Laser • Countermeasures • Navigation Beam Combination Beam Control 12

Financial Update

Revenue | By end market Annual Revenue $ Millions $200 $191 Revenue by Market $177 2019 vs. 2018 Change 37% $150 $139 32% Microfabrication -23% $101 44% $100 $87 43% 47% 45% $63 Industrial 45% -7% $50 41% 58% 32% 34% Aerospace/Defense 14% 24% 18% +24% 28% 22% 19% 15% $0 2014 2015 2016 2017 2018 2019 14

Revenue | By geography

Quarterly Revenue
$ Millions



$60
$50
$40
$30
$20
$10
$0
$22
$25
$26
$29
$30
$35
$37
$37
$42
$52
$51
$46
$42
$48
$44
$43
29%
41%
40%
40%
40%
43%
40%
37%
36%
46%
33%
32%
33%
38%
40%
35%
71%
59%
60%
60%
60%
57%
60%
63%
64%
54%
67%
68%
67%
62%
60%
65%
China
ROW
Q116
Q216
Q316
Q416
Q117
Q217
Q317
Q417
Q118
Q218
Q318
Q418
Q119
Q219
Q319
Q419

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Revenue | By end market

Quarterly Revenue



$ Millions
$60
$50
$40
$30
$20
$10
$0
$22
$25
$26
$29
$29
$35
$36
$37
$43
$51
$51
$46
$42
$48
$44
$43
50%
32%
18%
44%
36%
20%
50%
35%
15%
41%
38%
21%
45%
38%
17%
46%
40%
14%
44%
42%
14%
41%
43%
16%
37%
44%
19%
37%
49%
14%
39%
41%
20%
41%
37%
22%
36%
43%
21%
38%
44%
19%
30%
43%
27%
26%
43%
30%
Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419

Revenue by Market
Q4 19 vs. Q4 18 Change

Microfabrication
-41%

Industrial
+7%

Aerospace/Defense
+35%

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Gross Margin Q4 19 vs. Q4 18 | Margin lower on reduced volume and unfavorable mix 17

Operating Expenses OPEX Trend Excluding Stock-based Compensation Expense $ Millions $16 15.0 $14 13.0 12.5 12.9 12.9 $12 11.4 11.2 10.4 7.8 $10 6.7 7.0 7.2 6.9 SG&A $8 6.7 6.3 6.1 $6 R&D $4 7.2 5.8 5.9 5.8 6.0 5.0 $2 4.3 4.7 $0 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 * See Appendix for additional stock-based compensation information 18

Profitability Summary $ Millions, except per share data Q4 2019 Q4 2018 2019 2018 Net Income (10.7) 2.4 (12.9) 13.9 Non-GAAP Net Income* (2.1) 4.3 1.1 18.7 EPS (diluted) (0.29) 0.06 (0.35) 0.32 Non-GAAP EPS (diluted)* (0.06) 0.10 0.03 0.49 Adjusted EBITDA (non-GAAP)* (1.4) 6.1 9.9 30.2 Cash Flow from Operations (2.3) 1.2 (4.2) 3.3 Capital Expenditure (3.6) (3.1) (13.6) (11.7) * See Appendix for reconciliation to most directly comparable GAAP measure 19

Strong Balance Sheet and Working Capital Management Cash and Debt Position ($M) Inventory ($M) and Accounts Receivable ($M) and Days of Inventory (DOI) Days Sales Outstanding (DSO) $200 $60 140 $50 70 128 $175 $168 126 121 $45 61 61 60 116 120 57 60 $149 $50 109 $46 $46 $150 $142 $143 $139 $40 98 $42 $41 100 $35 47 50 $125 $117 $40 $36 $35 $30 $31 $30 $29 80 38 $27 $27 40 $100 $30 $25 $21 60 30 $75 $20 $20 $50 40 $15 20 $10 $10 $25 $16 20 10 $5 $0 $0 $0 $0 $0 $0 $0 0 $0 0 Q318 Q418 Q119 Q219 Q319 Q419 Q318 Q418 Q119 Q219 Q319 Q419 Q318 Q418 Q119 Q219 Q319 Q419 Cash Debt Inventory DOI Accounts Receivable DSO 20

Outlook • Q1 2020 Revenues: – $37 million to $43 million; midpoint of $40 million • Laser Products: approximately $34 million at midpoint • Advanced Development: approximately $6 million at midpoint – Includes estimated COVID-19 impact of approximately $8 million • Q1 2020 Gross Margin: – 17.0% to 21.0% • Laser Products: 19.0% to 23.0% • Advanced Development: approximately 7.5% – Includes trade war tariff impact of approximately $1 million – Includes estimated COVID-19 impact of approximately 500 basis points • Q1 2020 Adjusted EBITDA* of a loss of ($5) million to a loss of ($2) million • For 2020, Nutronics is expected to contribute $25 million to $40 million of revenues * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort. 21

Well Positioned for Future Growth Market Growing market driven by improvement in laser technology Vertically integrated with leading technology focused on ROW Strategy industrial and aerospace and defense markets Financials Track record of growth and strong operating leverage 22 simply brilliant®

# GAAP to Non-GAAP Reconciliation

| (unaudited, in thousands, except per share data) | FY 2016 | Q117 | Q217 | Q317 | Q417 | FY 2017 | Q118 | Q218 | Q318 | Q418 | FY 2018 | Q119 | Q219 | Q319 | Q419 | FY 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Stock-based compensation included in following: | | | | | | | | | | | | | | | | |
| Cost of revenues | | 9 | 6 | 15 | 16 | 46 | 22 | 62 | 183 | 189 | 456 | 209 | 267 | 340 | 385 | 1,201 |
| Research and development | | 14 | 14 | 18 | 20 | 66 | 25 | 200 | 513 | 555 | 1,293 | 558 | 711 | 424 | 1,606 | 3,299 |
| Sales, general, and administrative | | 50 | 55 | 76 | 76 | 257 | 115 | 544 | 1,207 | 1,190 | 3,056 | 1,142 | 1,403 | 315 | 2,370 | 5,230 |
| Total stock-based compensation | 308 | 73 | 75 | 109 | 112 | 369 | 162 | 806 | 1,903 | 1,934 | 4,805 | 1,909 | 2,381 | 1,079 | 4,361 | 9,730 |
| | | | | | | | | | | | | | | | | |
| Net income (loss) | (14,202) | (1,213) | (287) | 2,244 | 1,093 | 1,837 | 2,916 | 4,653 | 4,009 | 2,360 | 13,938 | (1,235) | (155) | (778) | (10,716) | (12,884) |
| Income tax expense | 1,882 | 1,156 | 1,084 | 1,236 | 1,382 | 4,858 | 1,149 | 848 | 839 | 764 | 3,600 | 1,753 | 793 | 837 | 2,736 | 6,119 |
| Other (income) expense | 753 | 167 | 630 | 1,043 | (6) | 1,834 | (76) | 42 | 537 | (250) | 253 | (820) | 907 | (90) | (532) | (535) |
| Interest expense, net | 2,229 | 502 | 469 | 76 | 222 | 1,269 | 219 | 6 | (298) | (655) | (728) | (750) | (740) | (665) | (454) | (2,609) |
| Depreciation and amortization | 8,099 | 1,950 | 1,959 | 1,890 | 2,123 | 7,922 | 1,946 | 2,172 | 2,194 | 1,976 | 8,288 | 2,212 | 2,269 | 2,313 | 2,770 | 9,564 |
| Stock-based compensation | 308 | 73 | 75 | 109 | 112 | 369 | 162 | 806 | 1,903 | 1,934 | 4,805 | 1,909 | 2,381 | 1,079 | 4,361 | 9,730 |
| Acquisition and integration-related costs | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 470 | 470 |
| Adjusted EBITDA | (931) | 2,635 | 3,930 | 6,598 | 4,926 | 18,089 | 6,316 | 8,527 | 9,184 | 6,129 | 30,156 | 3,069 | 5,455 | 2,696 | (1,365) | 9,855 |
| | | | | | | | | | | | | | | | | |
| Net income (loss) | | (1,213) | (287) | 2,244 | 1,093 | 1,837 | 2,916 | 4,653 | 4,009 | 2,360 | 13,938 | (1,235) | (155) | (778) | (10,716) | (12,884) |
| Add back | | | | | | | | | | | | | | | | |
| Stock-based compensation (1) | | 73 | 75 | 109 | 112 | 369 | 162 | 806 | 1,903 | 1,934 | 4,805 | 1,909 | 2,381 | 1,079 | 4,361 | 9,730 |
| Valuation allowance on foreign deferred tax assets | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 3,423 | 3,423 |
| Acquisition and integration-related costs | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 470 | 470 |
| Amortization of purchased intangibles | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 328 | 328 |
| Non-GAAP net income | | (1,140) | (212) | 2,353 | 1,205 | 2,206 | 3,078 | 5,459 | 5,912 | 4,294 | 18,743 | 674 | 2,226 | 301 | (2,134) | 1,067 |
| | | | | | | | | | | | | | | | | |
| GAAP weighted average shares outstanding | | 2,600 | 2,626 | 2,751 | 2,954 | 2,735 | 3,031 | 24,491 | 35,007 | 36,441 | 24,862 | 36,694 | 37,065 | 37,262 | 37,463 | 37,119 |
| Assumed conversion of convertible preferred stock to common stock | | 19,837 | 23,044 | 24,642 | 24,642 | 23,095 | 24,642 | 7,940 | 0 | 0 | 8,056 | 0 | 0 | 0 | 0 | 0 |
| Participating securities | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 444 | 0 | 319 |
| Non-GAAP weighted average number of shares, basic | | 22,437 | 25,670 | 27,393 | 27,596 | 25,830 | 27,673 | 32,431 | 35,007 | 36,441 | 32,918 | 36,694 | 37,065 | 37,706 | 37,463 | 37,438 |
| Dilutive effect of common stock equivalents | | 0 | 0 | 3,115 | 4,285 | 3,294 | 4,492 | 5,265 | 5,325 | 4,798 | 5,097 | 4,585 | 4,391 | 4,016 | 0 | 4,360 |
| Non-GAAP weighted average number of shares, diluted | | 22,437 | 25,670 | 30,508 | 31,881 | 29,124 | 32,165 | 37,696 | 40,332 | 41,239 | 38,015 | 41,279 | 41,456 | 41,722 | 37,463 | 41,798 |
| | | | | | | | | | | | | | | | | |
| Non-GAAP net income per share, basic | | (0.05) | (0.01) | 0.09 | 0.04 | 0.09 | 0.11 | 0.17 | 0.17 | 0.12 | 0.57 | 0.02 | 0.06 | 0.01 | (0.06) | 0.03 |
| Non-GAAP net income per share, diluted | | (0.05) | (0.01) | 0.08 | 0.04 | 0.08 | 0.10 | 0.14 | 0.15 | 0.10 | 0.49 | 0.02 | 0.05 | 0.01 | (0.06) | 0.03 |

(1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S.

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